CELLULAR INTEREST TRANSFER AGREEMENT

                                 By and Between

                        TELEPHONE AND DATA SYSTEMS, INC.

                                       and

                       UNITED STATES CELLULAR CORPORATION

                            Dated as of June 20, 1996




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                                                                 Page
                                                                 ----
                                TABLE OF CONTENTS


ARTICLE I

  DEFINITIONS......................................................2

ARTICLE II

  TRANSFER.........................................................6
  2.1    Transfer of Cellular Interests............................6
  2.2    Payment of Assigned Values................................6
  2.3    Further Assurances........................................7

ARTICLE III

  CLOSING..........................................................7
  3.1    Closing...................................................7
  3.2    Partial Closings .........................................7
  3.3    Delivery of Assigned Values...............................8

ARTICLE IV

  CONDITIONAL PAYMENT BY TDS.......................................8
  4.1    Determination of Aggregate Realized Value. ...............8
  4.2    Conditional Payment.......................................9

ARTICLE V

  REPRESENTATIONS AND WARRANTIES...................................10
  5.1    Representations and Warranties of TDS.....................10
  5.2    Representations and Warranties of USCC....................15

ARTICLE VI

  COVENANTS AND AGREEMENTS.........................................16
  6.1    Covenants of TDS..........................................16
  6.2    Covenants of USCC.........................................19
  6.3    Mutual Covenants..........................................20
  6.4    Assumption of Liabilities and Obligations.................20

ARTICLE VII

  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF TDS...................21
  7.1    Representations and Warranties True.......................21
  7.2    Performance of Obligations and Agreements;
         No Breach of Covenants....................................21
  7.3    Resolutions...............................................21
  7.4    Officers' Certificate.....................................22

ARTICLE VIII

  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF USCC..................22

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                                                                  Page
                                                                  ----
  8.1    Representations and Warranties True.......................22
  8.2    Performance of Obligations and Agreements.................22
  8.3    Resolutions...............................................23
  8.4    Officers' Certificate.....................................23
  8.5    Legal Opinions............................................23

ARTICLE IX

  RECIPROCAL CONDITIONS PRECEDENT..................................23
  9.1    Governmental and Other Approvals..........................24
  9.2    No Injunctions or Restraints..............................24

ARTICLE X

  TERMINATION AND INDEMNIFICATION..................................24
  10.1   Termination...............................................24
  10.2   Written Notice............................................25
  10.3   Effect of Termination.....................................26
  10.4   Damages...................................................26
  10.5   Termination Ineffective as to Prior Transfers.............26
  10.6   Indemnification...........................................26

ARTICLE XI

  MISCELLANEOUS....................................................27
  11.1   Non-survival of Representations, Warranties and
         Covenants; Liability of the Parties.......................27
  11.2   Expenses..................................................28
  11.3   Notices...................................................29
  11.4   Parties in Interest.......................................30
  11.5   Governing Law.............................................30
  11.6   Counterparts..............................................30
  11.7   Brokers; Investment Banking Fees..........................30
  11.8   Headings..................................................30
  11.9   Modifications, Amendments and Waivers.....................30
  11.10  Prior Agreement...........................................31
  11.11  Assignability.............................................31



Additional Documents:
  Schedule 2.2
  Schedule 4.2
  Schedule 5.1(g)
  Schedule 5.1(h)
  Schedule 5.1(j)
  Schedule 6.4
  Schedule 8.5(a-1)
  Schedule 8.5(a-2)
  Schedule 8.5(b)



                                       ii

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                      CELLULAR INTEREST TRANSFER AGREEMENT

         THIS CELLULAR INTEREST TRANSFER AGREEMENT (the "Agreement"), dated as of June 20, 1996, is between TELEPHONE AND DATA SYSTEMS, INC., an Iowa corporation ("TDS"), and UNITED STATES CELLULAR CORPORATION, a Delaware corporation ("USCC").

                                    RECITALS:

         WHEREAS, TDS and USCC are parties to the Exchange Agreement;

         WHEREAS, pursuant to Article V of the Exchange Agreement, USCC has the first right to negotiate for the purchase of TDS's right, title and interest to cellular interests in certain MSAs and RSAs;

         WHEREAS, TDS is the owner, directly or indirectly, of certain Cellular Interests in Licensees which hold Licenses awarded by the FCC to construct and operate Cellular Systems in certain MSAs and RSAs, specifically, (i) the General Partnership Interests, (ii) the Limited Partnership Interests and (iii) the Cellular Subsidiary Stock as described in Exhibit A attached hereto ("Exhibit A");

         WHEREAS, USCC is the owner of 85.714% of the issued and outstanding shares of WCC, which owns a 51% general partnership interest in WCCCLP, which owns a 36.500% limited partnership interest in the CO3 Partnership;

         WHEREAS, Delta, a second-tier subsidiary of TDS, is the owner of 14.286% of the issued and outstanding shares of WCC;

         WHEREAS, TDS has offered USCC the opportunity to negotiate the purchase of all of TDS's Cellular Interests described in Exhibit A in a single transaction;

         WHEREAS, the Board of Directors of USCC appointed the USCC Special Committee to, among other things, consider TDS's offer and report to the Board of Directors as a whole;

         WHEREAS, the USCC Special Committee has recommended that the Board of Directors of USCC approve this Agreement, and the Board of Directors of USCC deems it advisable and for the benefit of the shareholders of USCC that USCC acquire all of such Cellular Interests under the terms and conditions set forth herein; and

         WHEREAS, the Board of Directors of TDS has approved this Agreement and deems it advisable and for the benefit of the shareholders of TDS that TDS transfer all of such Cellular Interests to USCC under the terms and conditions set forth herein;

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         NOW,  THEREFORE,  in consideration  of the respective  representations, warranties and covenants herein set forth, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  When used in this Agreement, the following terms shall have the meanings set forth below:

                  "Accreted Value" means the Assigned Value of a Cellular Interest adjusted, in the case of a Sold Category B Interest, from its Transfer Date to the Date of Sale of such Interest or, in the case of a Retained Category B Interest, from its Transfer Date to the Fifth Anniversary, (i) to reflect changes in the Consumer Price Index determined in accordance with Section 4.2 hereof, (ii) by adding the amount of any capital contribution made, directly or indirectly, by USCC with respect to such Interest from its Transfer Date to its Date of Sale or the Fifth Anniversary, as applicable, and (iii) by subtracting the amount of any distribution received, directly or indirectly, by USCC with respect to such Interest from its Transfer Date to its Date of Sale or the Fifth Anniversary, as applicable.

                  "Additional   Cellular   Interest"   shall  have  the  meaning
         specified in Section 6.1(d)(ii) hereof.

                  "Aggregate Accreted Value" means the sum of the Accreted Values of all Sold Category B Interests and all Retained Category B Interests.

                  "Aggregate Realized Value" means the sum of the Realized Values of all Sold Category B Interests and all Retained Category B Interests.

                  "AMEX" means the American Stock Exchange.

                  "Assigned Value" means the value of each Cellular Interest as set forth in Schedule 4.2.

                  "Category A Interest" means a Cellular Interest listed in Exhibit A as a "Category A Interest."

                  "Category B Interest" means a Cellular Interest listed in Exhibit A as a "Category B Interest."

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                  "Cellular  Company"  means a  corporation  listed in Exhibit A that owns a General Partnership Interest and/or a Limited Partnership Interest in a Licensee.

                  "Cellular Interest" means a General Partnership Interest, a Limited Partnership Interest or Cellular Subsidiary Stock that is to be transferred directly by TDS to USCC or its designee pursuant to the terms of this Agreement.

                  "Cellular Partnership" means a General Partnership or Limited Partnership listed in Exhibit A that is a Licensee or that owns a General Partnership Interest or a Limited Partnership Interest in another partnership that is a Licensee.

                  "Cellular Subsidiary Stock" means shares of stock in a Cellular Company.

                  "Cellular   System"  means  the  cellular   telephone  service
         operations conducted by a Cellular Partnership.

                  "Closing" and "Closing Date" have the meanings specified in Section 3.1 hereof.

                  "Closing Conditions" has the meaning specified in
         Section 3.1 hereof.

                  "CO3 Partnership" means Colorado RSA No. 3 Limited Partnership, a Colorado limited partnership.

                  "Consumer Price Index" means the index compiled by the United States Department of Labor's Bureau of Labor Statistics, Consumer Price Index for All Urban consumers having a base of 100 in 1982-84, using that portion of the index which appears under the caption "Other Goods and Services."

                  "Controlled RSA Entity" means an entity listed in Exhibit A as a "Controlled RSA Entity."

                  "Date of Sale" means the date upon which USCC closes the sale of a Sold Category B Interest.

                  "Delta" means Delta County Tele-Comm., Inc., a Colorado corporation.

                  "Exchange" means a transaction intended to qualify in whole or in part as an exchange of like-kind property under

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         Section 1031 of the Internal Revenue Code of 1986, as amended, in which cellular interests owned, directly or indirectly, by USCC will be transferred, separately or in conjunction with other consideration, including the transfer of other cellular interests owned by TDS, to a third party, in exchange for cellular interests of such third party, separately or in conjunction with other consideration from such third party, and in which the number of population equivalents represented by the cellular interests to be transferred by such third party to USCC and/or TDS, directly or indirectly, is not less than fifty percent
         (50%) of the number of population equivalents represented by the cellular interests to be transferred to such third party by USCC and/or TDS, directly or indirectly.

                  "Exchange Agreement" means the Exchange Agreement by and between TDS and USCC dated as of July 1, 1987, and as amended as of April 7, 1988.

                  "Fifth Anniversary" means the earlier of the fifth anniversary of the Final Closing Date or September 30, 2001.

                  "Final Closing" has the meaning specified in Section
         3.2 hereof.

                  "Final Closing Date" means the date as of which all of the Cellular Interests have been transferred by TDS to USCC pursuant to this Agreement.

                  "General Partnership" means a general partnership listed in Exhibit A.

                  "General Partnership Interest" means an interest of a general partner in a General Partnership or a Limited Partnership.

                  "License" means, with respect to a Cellular System, the license, certificate, consent, authorization and approval from the FCC, public utility commissions, public service commissions and any other governmental or regulatory agencies, if any, issued to the owner of such System solely in connection with such System or employed by such System on or before the Closing Date.

                  "Licensee" means an entity which holds a License or Licenses to own, construct and operate a Cellular System.

                  "Limited Partnership" means a limited partnership listed in Exhibit A.

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                  "Limited Partnership Interest" means an interest of a
         limited partner in a Limited Partnership.

                  "MSA" means Metropolitan Statistical Area.

                  "Minority MSA Entity" means an entity listed in Exhibit A as a "Minority MSA Entity."

                  "Minority RSA Entity" means an entity listed in Exhibit A as "Minority RSA Entity."

                  "Other TDS Consideration" has the meaning specified in
         Section 6.1(d) hereof.

                  "Partnership" means a General Partnership or a Limited Partnership.

                  "Partnership Interest" means a General Partnership Interest or a Limited Partnership Interest.

                  "RSA" means Rural Service Area.

                  "Realized Value" means (A) in the case of a Sold Category B Interest, the aggregate amount of cash or other consideration (other than ownership interests in other cellular markets received in an Exchange) received by USCC and/or a subsidiary of USCC for such interest, reduced by one-half of any out-of-pocket expenses incurred by TDS and USCC in connection with any third-party transaction involving the sale of such interest (of which TDS shall be responsible for payment of the remaining one-half of such expenses), or (B) in the case of a Retained Category B Interest, the fair market value thereof on the Fifth Anniversary determined in accordance with Sections 4.1 and 4.2.

                  "Retained  Category  B  Interest"  means a Category B Interest
         that  is  owned  by  USCC,   directly  or  indirectly,   on  the  Fifth
         Anniversary.

                  "SEC" means the Securities and Exchange Commission.

                  "Seventy-Five Percent Closing" has the meaning specified in Section 3.2 hereof.

                  "Sold Category B Interest" means a Category B Interest that is sold by USCC or a subsidiary of USCC prior to the Fifth Anniversary in a transaction other than an Exchange.

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                  "Termination Date" has the meaning specified in Section
         6.1 hereof.

                  "Third Party Consideration" has the meaning specified in Section 6.1(d) hereof.

                  "Third Party Negotiations" has the meaning specified in
         Section 6.1(d) hereof.

                  "Third Party Transaction" has the meaning specified in
         Section 6.1(d) hereof.

                  "Transfer" means the assignment by TDS of a Cellular Interest to USCC or its designated subsidiary in accordance with the terms and conditions of this Agreement.

                  "Transfer Date" means the Closing Date upon which a Cellular Interest is transferred by TDS to USCC or its designated subsidiary.

                  "Transferable Interest" has the meaning specified in
         Section 6.1(d) hereof.

                  "USCC Special Committee" means the special committee appointed by the Board of Directors of USCC with respect to the transactions described in this Agreement.

                  "WCC" means Western Colorado Cellular, Inc., a Colorado corporation.

                  "WCCCLP" means Western Colorado Cellular of Colorado Limited Partnership, a Colorado limited partnership.


                                   ARTICLE II

                                    TRANSFER

         2.1 Transfer of Cellular Interests. Upon the satisfaction or waiver of the conditions set forth herein to the obligations of the parties hereto, TDS agrees to sell, assign, transfer and deliver all of its right, title and interest in and to each Cellular Interest listed in Exhibit A, and all of the tangible and intangible assets owned by TDS relating to such interest, to USCC, or to such subsidiary of USCC as shall be designated by USCC.

         2.2 Payment of Assigned Value. Upon the satisfaction or waiver of the conditions set forth herein to the obligations of the parties hereto and the transfer of each Cellular Interest to USCC or its designated subsidiary, USCC agrees to pay to TDS, or its designee, the assigned value for such Cellular Interest set forth in Schedule 2.2 hereof, and to assume all of TDS's rights, liabilities and obligations in and to each Cellular Interest in the manner and to the extent provided for herein.

         2.3 Further Assurances. From time to time, as and when requested by USCC, or by its successors or assigns, the officers and directors of TDS then in office shall execute and deliver such assignments and other instruments of transfer and shall take or cause to be taken any such further or other actions as shall be necessary or advisable in order to vest or perfect in USCC, or its successors or assigns, or to confirm of record or otherwise to USCC, or its successors or assigns, title to and possession of all of the Cellular Interests.


                                   ARTICLE III

                                     CLOSING

         3.1 Closing. The closing of the transactions contemplated hereby shall take place as promptly as practicable following the date on which the last of all of the conditions set forth in Articles VII , VIII and IX hereof (the "Closing Conditions") is satisfied or waived. The Closing may be consummated by a single closing or by two partial closings, as provided for in Section 3.2 hereof. Unless otherwise agreed by TDS and USCC, each such closing shall take place at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois. The date on which each such closing takes place is herein referred to as a "Closing Date."

         3.2 Partial Closings. (a) Seventy-Five Percent Closing. At such time as all of the Closing Conditions have been satisfied or waived with respect to those Cellular Interests to which USCC is obligated hereunder to deliver at least seventy-five percent (75%) of the aggregate assigned values to be paid for all Cellular Interests, TDS shall notify USCC that TDS is prepared to consummate the Transfer with respect to all of the Cellular Interests as to which all of the Closing Conditions have been satisfied as of the date of such notice. The parties shall conduct a partial closing with respect to such Cellular Interests not less than 30 days after the date of such notice (the "Seventy-five Percent Closing").

         (b) Final Closing. At such time as all of the Closing Conditions have been satisfied or waived with respect to the remaining Cellular Interests not closed in accordance with

Section 3.2(a) hereof, TDS shall notify USCC that TDS is prepared to consummate the Transfer with respect to such remaining Cellular Interests. The parties shall conduct a final closing with respect to such Cellular Interests not less than 30 days after the date of such notice (the "Final Closing").

         3.3 Delivery of Assigned Values. On each Closing Date, USCC shall deliver to TDS or its designee the agreed upon assigned value as reflected in
Schedule 2.2 hereof in consideration for each Cellular Interest transferred on such Closing Date.

                                   ARTICLE IV

                           CONDITIONAL PAYMENT BY TDS

         4.1 Determination of Aggregate Realized Value. (a) Selection of Appraiser. Promptly after the Fifth Anniversary, TDS and the independent directors of USCC shall choose an independent appraiser to determine the Realized Value of the Retained Category B Interests. If TDS and USCC are unable to reach agreement as to the identity of an appraiser within thirty (30) days of the Fifth Anniversary, each party shall designate an appraiser within ten (10) days thereafter. The agreed-upon appraiser, or each of the two appraisers, as the case may be, shall submit its determination of the Realized Value of the Retained Category B Interests to TDS and USCC within sixty (60) days of the date of its selection (or the selection of the second appraiser to be designated, as the case may be).

         (b) Final Determination. If there are two appraisers and their respective determinations of the Realized Value of the Retained Category B Interests vary by an amount equal to ten percent (10%) of the higher determination or less, then the Realized Value of the Retained Category B Interests shall be the average of the two determinations. If such determinations vary by an amount equal to more than ten percent (10%) of the higher determination, then the two appraisers shall promptly designate a third, independent appraiser. Neither party shall provide, and the two appraisers first designated shall be instructed not to provide, any information to the third appraiser as to the determinations of the first two appraisers, or otherwise to influence such third appraiser's determination in any way. The third appraiser shall submit its determination of the Realized Value of the Retained Category B Interests to TDS and USCC within sixty (60) days of the date of its selection. The Realized Value of the Retained Category B Interests shall be equal to the average of the two closest of the three determinations, provided that, if the difference between the highest and middle

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determinations  is no more than one hundred and five percent  (105%) and no less than ninety-five percent (95%) of the difference between the middle and lowest determinations, then the Realized Value of the Retained Category B Interests shall be equal to the middle determination. The determination of the Realized Value of the Retained Category B Interests in accordance with this Section 4.1 shall be final and binding on each of the parties hereto. If any appraiser is only able to provide a range in which the Realized Value of the Retained Category B Interests would exist, the average of the highest and lowest value in such range shall be deemed to be such appraiser's determination of such Realized Value. Each appraiser selected pursuant to the provisions of this Section 4.1 shall be an investment banking firm or other qualified person or entity with prior experience in appraising assets comparable to the Retained Category B Interests and unaffiliated with any party to this Agreement.

         4.2 Conditional Payment. Promptly after the final determination of the Realized Value of the Retained Category B Interests pursuant to Section 4.1 hereof, USCC shall certify by written notice to TDS the amount of the excess, if any, of (a) the Aggregate Accreted Value over (b) the Aggregate Realized Value. For purposes of calculating adjustments to the Aggregate Accreted Value of a Cellular Interest based on changes in the Consumer Price Index, such adjustment shall be computed by applying to the Assigned Value an adjustment amount, expressed as a percentage, which shall be equal to the percentage by which the Consumer Price Index for the most recent calendar month ending at least 90 days prior to the Fifth Anniversary exceeds the Consumer Price Index for the most recent calendar month ending at least 90 days prior to the Final Closing Date. Within five (5) business days of its receipt of such notice, TDS shall (i) pay to USCC the amount of such excess in cash, by wire transfer or by certified check, or (ii) deliver to USCC that number of Common Shares, par value $1.00 per share, of USCC having an aggregate fair market value (as hereinafter defined) equal to the amount of such excess, or (iii) pay a portion of such amount in cash and a portion by delivering Common Shares of USCC. The fair market value of any USCC Common Shares delivered by TDS in accordance with the preceding sentence shall be the average of the closing prices for such shares on the AMEX (or the principal exchange on which such shares trade) for the twenty (20) trading days preceding the date on which such shares are delivered.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         5.1 Representations and Warranties of TDS. TDS represents and warrants to USCC as follows:

         (a) Due Organization. TDS is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa, has full corporate power and authority to own its properties and to carry on its business as it is now being conducted, is duly qualified to do business and is in good standing in all jurisdictions in which it is required to be so qualified, except where the failure to so qualify would not be material, and has received all necessary authorizations, consents and approvals of governmental authorities material to the ownership of its properties and to the conduct of its business other than such which, if not received, would not be material.

         (b) Power and Authority; Conflict. TDS has full corporate power and authority to enter into and carry out the terms of this Agreement. The execution and delivery of this Agreement do not and, subject to any requisite governmental or other consents or approvals, the consummation of the transactions contemplated hereby will not, violate any provision of the articles of incorporation or by-laws of TDS, in each case as amended, and will not violate any provision of, result in the breach or acceleration of or default under, or require any consent or approval of a third party under any material mortgage, indenture, security agreement, lease, contract, instrument, order, arbitration award, judgment or decree to which TDS is a party or by which TDS is bound. Except as provided in Exhibit A, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, or to the loss of a material benefit under (i) any provision of any organizational or governing agreement of any Licensee, (ii) any mortgage, indenture, lease or other agreement or instrument to which TDS, a Controlled RSA Entity or a Cellular Company is a party, (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to TDS, a Controlled RSA Entity or a Cellular Company or its property other than any such conflict, violation, default, right of termination, cancellation, acceleration or loss that would not have a material adverse effect on such entity, (iv) to the best of TDS's knowledge, having made no inquiry, (A) any mortgage, indenture, lease, or other agreement or instrument to which any of the Minority MSA Entities or the Minority RSA Entities is a party, or (B) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to any of the Minority MSA Entities and the Minority RSA Entities or its
property, other than any such conflict, violation, default, right of termination, cancellation, acceleration or loss that would not have a material adverse effect on the Minority MSA Entities and the Minority RSA Entities taken as a whole.

         (c) Complete and Correct Documentation. TDS has made and will make available to USCC and its counsel, accountants and other representatives, complete and correct copies of all documentation in TDS' possession relating to the Cellular Interests, including, but not limited to, complete and correct copies of any books, records, contracts, organizational or governing agreements and other documents of each Controlled RSA Entity, Cellular Company, Minority MSA Entity and Minority RSA Entity.

         (d) Required Consents; Fairness Opinion. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications, waivers or other actions of any kind required by virtue of the execution and delivery of this Agreement by TDS or by virtue of the consummation by TDS of any of the transactions contemplated hereby to enable USCC or its designated subsidiary to continue in all material respects to hold the Cellular Interests and, as applicable to each of the respective Cellular Interests, to operate the businesses of the Cellular Partnerships and the Cellular Companies as conducted prior to and as of the Closing Date that each such Cellular Interest is transferred in accordance with this Agreement. TDS has received from Duff & Phelps Capital Markets Co., an opinion stating that the assigned values to be paid to TDS in the Transfer is fair to TDS.

         (e) Cellular Interests. Exhibit A contains complete and correct descriptions which set forth the name and jurisdiction of each entity in which TDS, directly or indirectly, owns a General Partnership Interest, a Limited Partnership Interest or Cellular Subsidiary Stock and the ownership interests of TDS (expressed as percentages) in each entity. Except as otherwise set forth therein: (i) TDS owns each Partnership Interest and the Cellular Subsidiary Stock free and clear of any lien, security interest, charge, option or encumbrance; (ii) each Controlled RSA Entity and Cellular Company and, to the best of TDS's knowledge, having made no inquiry, each Partnership that is a Minority MSA Entity or a Minority RSA Entity, is duly established under the laws of the jurisdiction of its establishment and is duly qualified to do business in all jurisdictions in which the failure to so qualify would be material, has full partnership power and authority to own its properties and carry on its business as it is now being conducted, and has received all necessary authorizations, consents and approvals of governmental authorities to own its properties and to conduct the business which it now owns and conducts other than any such authorization, consent or approval which, if not received, would not have a material adverse effect on such Controlled RSA Entity or Cellular Company, or such Minority MSA Entities and Minority RSA Entities taken as a whole; and (iii) there is no outstanding option, convertible security or other right providing for the issuance or delivery of any Partnership Interest or other security in any Controlled RSA Entity, Cellular Company or, to the best of TDS's knowledge, having made no inquiry, in any Minority MSA Entity or Minority RSA Entity.

         (f) Due Authorization. The Board of Directors of TDS has duly authorized this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by TDS and constitutes the valid and binding obligation of TDS, enforceable against TDS in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

         (g) Contingent Liabilities. Except as disclosed on Schedule 5.1(g) hereto and in the most recent financial statements of each Licensee as referred to in Section 5.1(j) hereof, (i) TDS has no contingent liabilities (A) arising out of its ownership in any Controlled RSA Entity or Cellular Company that would be material to that entity, or (B) to the best of TDS's knowledge, having made no inquiry, arising out of its ownership in any Minority MSA Entities or Minority RSA Entities that would be material to such entities taken as a whole,
(ii) no Controlled RSA Entity or Cellular Company has any indebtedness or contingent liabilities that would be material to it; and (iii) to the best of TDS's knowledge, having made no inquiry, no Minority MSA Entity or Minority RSA Entity has any indebtedness or contingent liabilities that would be material to such entity, except in each case for liabilities incurred in connection with the development, construction and operation of a Cellular System related to such entity.

         (h) Investigation or Litigation. Except as disclosed on Schedule 5.1(h) hereto, (i) there is no material investigation or review by any governmental entity pending or, to the best of TDS's knowledge, threatened, with respect to any Controlled RSA Entity or Cellular Company or, to the best of TDS's knowledge, having made no inquiry, with respect to any Minority MSA Entity or Minority RSA Entity, including without limitation, any investigation or review relating to hazardous substances, pollution or the environment, nor, with respect to any Controlled RSA Entity or Cellular Company or, to the best of TDS's knowledge having made no inquiry, with respect to any Minority MSA Entity or Minority RSA Entity, has any governmental entity indicated in writing to TDS or any such entity an intention to conduct any such investigation or review; and (ii) there is no action, suit or proceeding pending or, to the best of TDS's knowledge, threatened against or affecting any Controlled RSA Entity or Cellular Company or, to the best of TDS's knowledge, having made no inquiry, with respect to or affecting any Minority MSA Entity or Minority RSA Entity, at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, including without limitation, actions, suits or proceedings relating to hazardous substances, pollution or the environment which, if adversely determined, would have a material adverse effect on any Controlled RSA Entity or Cellular Company, or on the Minority MSA Entities and Minority RSA Entities taken as a whole.

         (i) Tax Matters. Each Controlled RSA Entity and Cellular Company and, to the best of TDS's knowledge, having made no inquiry, each Minority MSA Entity and Minority RSA Entity, has duly filed all federal tax returns, and has duly filed all state, county, local and foreign income, excise, sales, customs, property, withholding, social security and other tax and information returns and reports reasonably believed to be required to have been filed by it on or prior to the date hereof, or, in the alternative, has obtained extensions for filing in accordance with established procedures, and has paid or made provision for payment of all taxes (including interest and penalties) shown as due on the returns and reports, with respect to all periods ending on or prior to December 31, 1995. No Controlled RSA Entity or Cellular Company and, to the best of TDS's knowledge, having made no inquiry, no Minority MSA Entity or Minority RSA Entity, has any material liability for any taxes of any nature whatsoever for the period ended December 31, 1995, or any year or period prior thereto.

         (j) Absence of Certain Changes. Since the date of the most recent financial statements of each Licensee, copies of which have been provided by TDS to USCC and are identified in Schedule 5.1(j), (i) with respect to each Controlled RSA Entity and Cellular Company, TDS has conducted its business only in, and has not engaged in any material transaction other than according to, the ordinary and usual course of such business, and there has not been any material adverse change in the financial condition, earnings or business of any such entity, or any development or combination of developments of which management of TDS has knowledge that is reasonably likely to result in any such change, other than any such change resulting from changes in general economic or business conditions; and (ii) to the best of TDS's knowledge, having made no inquiry, each Minority MSA Entity and Minority RSA Entity has conducted its business only in the ordinary and usual course of such business, and there has not been any change in the financial condition, earnings or business of any such entity that is materially adverse to such entities taken as a whole, or any development or combination of developments that is reasonably likely to result in any such change, other than any such change resulting from changes in general economic or business conditions.

         (k) Absence of Material Change in Business. Except as disclosed to USCC in writing, and other than in the ordinary course of business and in a manner consistent with past practices, no Controlled RSA Entity or Cellular Company and, to the best of TDS's knowledge, having made no inquiry, no Minority MSA Entity or Minority RSA Entity, has: (i) authorized the creation or issuance of or issued, sold or disposed of or created any obligation to issue, sell or dispose of any capital stock, equity interest, note, bond or other security, or obligation convertible into or exchangeable for any stock, equity interest, note, bond or other security, or any option to purchase any of the foregoing;
(ii) declared, set aside or made any dividend payment or other distribution on its capital stock or equity interests, or directly or indirectly redeemed, purchased or otherwise acquired any shares or portion thereof or entered into any agreement in respect of the foregoing or effected any stock split or other reclassification; (iii) amended its articles or certificate of incorporation, by-laws or partnership agreement; (iv) merged or consolidated with or into any entity or enterprise or sold, leased, abandoned or otherwise disposed of all or substantially all of its assets or acquired the stock, equity interest or assets of any entity or enterprise; or (v) entered into any commitment, written or oral, to do any of the things described in this subsection (k).

         (l) Legal Compliance. Each Controlled RSA Entity and Cellular Company and, to the best of TDS's knowledge, having made no inquiry, each Minority MSA Entity and Minority RSA Entity, has complied in all respects with all applicable laws, rules, regulations and ordinances, including, without limitation, the rules and regulations of the FCC, commissions or agencies of applicable states and municipalities and any government or governmental agency having jurisdiction, other than such which, if not complied with, would not have a material adverse effect on any Controlled RSA Entity or Cellular Company, or on the Minority MSA Entities and Minority RSA Entities taken as a whole. No Controlled RSA Entity or Cellular Company and, to the best of TDS's knowledge, having made no inquiry, no Minority MSA Entity or Minority RSA Entity, is in violation of, or in default under, any term or provision of any mortgage, indenture, security agreement, lease, license, contract, agreement, instrument, order, arbitration award, judgment or decree other than such violations or defaults which are not material to any Controlled RSA Entity or Cellular Company, or to the Minority MSA Entities and Minority RSA Entities taken as a whole.

         (m) Representations and Warranties True as of the Final Closing Date. All the representations and warranties of TDS contained herein with respect to any Cellular Interest will be true in all material respects on and as of the Final Closing Date.

         (n) Sufficiency of Conveyances. On each Closing Date, TDS will execute and deliver to USCC instruments of assignment, transfer and conveyance that will be sufficient to transfer all of TDS's right, title and interest in and to the Cellular Interests transferred on such date to USCC or its designee, all free and clear of any lien, security interest, charge, option or encumbrance not described in Exhibit A.

         5.2 Representations and Warranties of USCC. USCC represents and warrants to TDS as follows:

         (a) Due Organization. USCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to own its properties and carry on its business as it is now being conducted, is duly qualified to do business and is in good standing in all jurisdictions in which it is required to be so qualified, except where the failure to so qualify would not be material, and has received all necessary authorizations, consents and approvals of governmental authorities material to the ownership of its properties and to the conduct of its business other than such which, if not received, would not be material.

         (b) Power and Authority; Conflict. USCC has full corporate power and authority to enter into and carry out the terms of this Agreement. The execution and delivery of this Agreement do not and, subject to obtaining any requisite governmental or other consents, the consummation of the transactions contemplated hereby will not, violate any provision of the certificate of incorporation or the by-laws of USCC, in each case as amended, and will not violate any provision of, result in the breach or acceleration of or default under, or require any consent or approval of a third party, under any material mortgage, indenture, security agreement, lease, contract, instrument, order, arbitration award, judgment or decree to which USCC is a party or by which USCC is bound.

         (c) Required Consents; Fairness Opinion. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications, waivers or other actions of any kind required to be obtained by USCC by virtue of the execution and delivery of this Agreement by USCC or by virtue of the consummation by USCC of any transactions contemplated hereby to enable USCC or its designated subsidiary to continue in all material respects to hold the Cellular Interests and to operate the businesses of each Controlled RSA Entity and Cellular Company as conducted prior to and as of the Closing Date each such Cellular Interest is transferred in accordance with this Agreement. The Board of Directors of USCC has received from Lazard Freres & Co., LLC, an opinion dated as of the date hereof stating that the assigned values to be paid to TDS by USCC in connection with the Transfer is fair from a financial point of view to USCC.

         (d) Due Authorization. The Board of Directors of USCC has duly authorized this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by USCC and constitutes the valid and binding obligation of USCC, enforceable against USCC in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.


                                   ARTICLE VI

                            COVENANTS AND AGREEMENTS

         6.1 Covenants of TDS. From the date of this Agreement until the Final Closing Date or the date on which this Agreement is terminated in accordance with Section 10.1 or 10.2 hereof (the "Termination Date"), except with the prior written consent of USCC (which shall not be unreasonably withheld), TDS agrees that:

         (a) Access. Subject to Section 6.3 hereof, USCC and its counsel, accountants and other representatives shall have full access during normal business hours to all information in TDS's possession relating to the Cellular Interests, including, but not limited to, complete and correct copies of any books, records, contracts, organizational or governing agreements and other documents of each Controlled RSA Entity, Cellular Company, Minority MSA Entity and Minority RSA Entity.

         (b) Conduct of Business. TDS will conduct its business, insofar as it relates to or involves the Cellular Interests, in the ordinary course and consistent with past practices, use its reasonable best efforts to preserve the Cellular Interests, and use its reasonable best efforts to cause each Controlled RSA Entity and Cellular Company to perform all of its obligations under its License and all contracts relating to or affecting the Cellular Interest owned by such entity.

         (c) Negative Covenants. Without limiting the generality of the foregoing and to the extent that TDS has the power and/or authority, TDS will not take any action to sell or otherwise dispose of any Cellular Interest and will not take any action to:

                  (i) cause or permit any Controlled RSA Entity, Cellular Company, Minority MSA Entity or Minority RSA Entity (A) to sell or otherwise dispose or transfer control of its License, (B) except as provided for herein, to issue, redeem, sell or dispose of, dilute, or create any obligation to issue, redeem, dilute, sell or dispose of, any Partnership Interests, (C) except as provided for herein, to effect any merger or other combination or (D) to withdraw from any Partnership or other entity, or create an obligation to withdraw from any Partnership or other entity; or

                  (ii) cause or permit any Controlled RSA Entity, Cellular Company, Minority MSA Entity or Minority RSA Entity, (A) to incur, assume, guarantee or otherwise become obligated or liable for any indebtedness other than in the ordinary course of business to finance the operations and capital expenditures of its cellular system in a manner consistent with past practices, or to pledge, hypothecate or otherwise encumber any of its assets or, except as provided for herein, enter into any material transaction or contract, or make any material commitment relating to its assets or business, other than in the ordinary course of business and in a manner consistent with past practices, or (B) to take or omit any action that, in TDS's reasonable business judgment, could be anticipated to have a material adverse effect upon the business, operations, financial condition, operating results or assets of such entity.

         (d) Third Party Transactions. (i) Notwithstanding subsection (c), USCC acknowledges that certain negotiations with third parties (the "Third Party Negotiations") are being carried on in its behalf by representatives of TDS and USCC, which contemplate that certain of TDS's other cellular interests will be transferred to such third parties, separately or in conjunction with the transfer of other cellular interests owned by TDS or USCC, in settlement of pending litigation or in exchange for interests in other MSAs and/or RSAs (which may include interests in MSAs and/or RSAs in which TDS or USCC already owns an interest) or other consideration. TDS and USCC hereby agree that, in the event they agree to enter into any transaction (a "Third Party Transaction") pursuant to which any Cellular Interest (a "Transferable Interest") is to be transferred to a third party in exchange for the transfer by such third party of any consideration ("Third Party Consideration"):

                  (A) TDS shall assign the Transferable Interest to USCC subject to the terms of this Agreement;

                  (B) if any Third Party Transaction contemplates that TDS would transfer to any third party any other property (collectively "Other TDS Consideration"), TDS shall transfer such Other TDS Consideration to USCC and shall be entitled to receive additional consideration from USCC in return therefor, in an amount equal to the fair market value of such Other TDS Consideration (plus reasonable carrying costs from the date such Other TDS Consideration is transferred by TDS to USCC in furtherance of such Third Party Transaction until TDS receives payment therefor), such amount to be determined by agreement of the parties;

                  (C) USCC shall transfer the Transferable Interest and any Other TDS Consideration to such third party, together with any cash or other consideration which may be required of USCC; and

                  (D)   all    consideration,    including   any   Third   Party
         Consideration,   delivered   in   connection   with  such  Third  Party
         Transaction shall be transferred directly to and retained by USCC.

                  TDS agrees that any Third Party Transaction shall be subject to the consent of the Special Committee consistent with its fiduciary duty, which consent shall not be unreasonably withheld.

                  (ii) In the event that an opportunity arises before a particular Cellular Interest is transferred pursuant to this Agreement for TDS, directly or through one of its subsidiaries, to acquire an additional partnership or other ownership interest in the Controlled RSA Entity, Minority MSA Entity or Minority RSA Entity with respect to such Cellular Interest and TDS does acquire such additional partnership or other ownership interest (an "Additional Cellular Interest"), USCC agrees to acquire such Additional Cellular Interest from TDS, and TDS agrees to sell such Additional Cellular Interest to USCC, pursuant to this Agreement provided the purchase price of any such Additional Cellular Interest shall be the lesser of (i) the Assigned Value

(consistently applied on a unit of population basis) for such Cellular Interest as set forth in Schedule 2.2 hereto, and (ii) such price paid by TDS for such Additional Cellular Interest, it being understood that (x) TDS shall not be obligated to sell to USCC any such Additional Cellular Interest, and USCC shall not be obligated to purchase any such Additional Cellular Interest, if the purchase price for such Additional Cellular Interest is greater than the Assigned Value (consistently applied on a unit of population basis) for such Cellular Interest as set forth in Schedule 2.2 hereto and (y) such Additional Cellular Interest which neither party is obligated to purchase shall be subject to the right of first negotiation under the terms of the Exchange Agreement. In the event of any such acquisition by TDS, the term "Cellular Interest" with respect to such Controlled RSA Entity, Minority MSA Entity or Minority RSA Entity shall be deemed to refer to such Additional Cellular Interest.

         (e) Section 754 Undertaking. TDS agrees to cause each Controlled RSA Entity to make an election pursuant to Section 754 of the Internal Revenue Code of 1986, as amended, with respect to the adjustment of the tax bases in the respective assets of such Controlled RSA Entity, and to request of, and to use its reasonable best efforts to cause, each Minority MSA Entity and Minority RSA Entity and each intermediary Partnership to make a similar election, if advantageous to USCC.

         6.2 Covenants of USCC. From the date of this Agreement until the earlier of the Final Closing Date or the Termination Date, except with the prior written consent of TDS (which shall not be unreasonably withheld), USCC agrees that:

         (a) Conduct of Business. USCC will conduct its business in the ordinary course and consistent with past practices, use its reasonable best efforts to preserve intact its business organization and goodwill, keep available the services of its present officers and perform all of its obligations under all contracts relating to or affecting its assets or its business where the failure to comply with this provision would have a material adverse effect on its ability to consummate the transactions hereunder.

         (b) Receipt of Distributions. If the CO3 Partnership declares and makes a distribution to its partners prior to the Transfer of the shares of WCC by TDS to USCC pursuant to this Agreement, then USCC agrees, on behalf of itself and any of its affiliates, to cause WCCCLP to declare and make a distribution to its partners in the full amount of the distribution received from the CO3 Partnership, and, thereafter to cause WCC to declare and pay a dividend to its shareholders in the full amount of the distribution received from WCCCLP.

         6.3 Mutual Covenants. From the date of this Agreement until the earlier of the Final Closing Date or the Termination
Date:

         (a) Confidentiality. TDS and USCC each shall provide the other with such information as the other may from time to time reasonably request; provided, however, that all such information shall be treated as and kept confidential unless it is available from public sources or required by law to be disclosed. If the transactions contemplated by this Agreement are not consummated, all documents received by TDS and USCC shall be returned to the party furnishing them upon the written request of the furnishing party.

         (b) Best Efforts. TDS and USCC each shall take all necessary corporate and other actions and each shall use its reasonable best efforts to obtain all necessary consents, authorizations and approvals and to make all necessary filings required to carry out the transactions contemplated by this Agreement, to satisfy the conditions specified in Articles VII, VIII and IX hereof at the earliest practicable date and otherwise to perform its obligations under this Agreement.

         (c) Payment of Certain Out-of-Pocket Expenses. TDS and USCC each will pay one-half of any out-of-pocket expenses incurred collectively by TDS and USCC in connection with any third party transaction involving the sale of a Category B Interest.

         (d) Publicity. TDS and USCC shall consult with each other prior to issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and prior to making any filings with any federal or state governmental or regulatory agency or with any securities exchange with respect thereto.

         (e) USCC Common Shares. TDS and USCC agree not to take any action the principal purpose of which is to affect a change in the price of such USCC Common Shares during the period described in the last sentence of Section 4.2.

         6.4 Assumption of Liabilities and Obligations. To the extent disclosed to USCC on Schedule 6.4, USCC agrees to assume any and all of TDS's liabilities and obligations with regard to the Cellular Interests to the extent that such liabilities and obligations were incurred in connection with the development, construction and operation of the respective Cellular Systems and would not be discharged by TDS prior to the respective Transfer Date in the ordinary course of business consistent with past practices, such assumption to be effective with respect to each

Cellular Interest as of its respective Transfer Date. In the event any such liability or obligation cannot be assumed, USCC further agrees (a) to assume such commitment to the extent legally possible, (b) to indemnify, hold harmless and defend TDS from and against any and all costs, including, without limitation, TDS's reasonable carrying costs and attorney's fees, if any, incurred in connection therewith from and after the Closing Date on which the Cellular Interest relating to any such liability or obligation is transferred in accordance with this Agreement, and (c) to continue to use its reasonable best efforts to effectuate such assumption as promptly as practicable after the date of such transfer.


                                   ARTICLE VII

                 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF TDS

         The obligations of TDS under this Agreement are subject to and shall be conditioned upon the satisfaction or waiver (in whole or in part in writing by TDS), of each of the following conditions:

         7.1 Representations and Warranties True. The representations and warranties of USCC contained in Section 5.2 hereof shall have been true and correct in all material respects on and as of the date of this Agreement, and shall be true and correct in all material respects on and as of each Closing Date as though those representations and warranties were made on and as of such date, except for changes permitted by the terms of this Agreement or to the extent affected by the transactions contemplated hereby and except insofar as any of those representations and warranties related solely to a particular date or period. In the latter case, the representations and warranties of USCC shall be true and correct in all material respects on and as of each Closing Date with respect to such date or period.

         7.2 Performance of Obligations and Agreements; No Breach of Covenants. USCC shall have performed in all material respects all of its obligations and agreements and fulfilled in all material respects all conditions contained in this Agreement to be performed or complied with by it on or before each Closing Date. USCC shall not be in breach in any material respect of any covenant contained in this Agreement.

         7.3 Resolutions. USCC shall have delivered to TDS copies of the resolutions of its Board of Directors authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified as true and correct on each Closing Date by its Secretary or an Assistant
Secretary.

         7.4 Officers' Certificate. USCC shall have delivered to TDS a certificate dated on and as of each Closing Date and signed by its Chief Executive Officer to the effect that (a) USCC has performed, in all material respects, all of its obligations and agreements and fulfilled, in all material respects, all of the conditions to TDS's obligations contained in this Agreement to be performed or complied with on or before such Closing Date; (b) USCC is not in breach, in any material respect, of any covenant contained in this Agreement; and (c) the representations and warranties of USCC contained in this Agreement were true and correct in all material respects on and as of the date of this Agreement and are true and correct in all material respects on and as of such Closing Date, with the same force and effect as though made on and as of such Closing Date.


                                  ARTICLE VIII

                 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF USCC

         The obligations of USCC under this Agreement are subject to and shall be conditioned upon the satisfaction or waiver (in whole or in part in writing by USCC), of each of the following conditions:

         8.1 Representations and Warranties True. The representations and warranties of TDS contained in Section 5.1 hereof shall have been true and correct in all material respects on and as of the date of this Agreement, and shall be true and correct in all material respects on and as of each Closing Date as though those representations and warranties were made on and as of such date, except for changes permitted by the terms of this Agreement or to the extent affected by the transactions contemplated hereby and except insofar as any of those representations and warranties relate solely to a particular date or period. In the latter case, the representations and warranties of TDS shall be true and correct in all material respects on and as of each Closing Date with respect to such date or period.

         8.2 Performance of Obligations and Agreements; No Breach of Covenants. TDS shall have performed in all material respects all of its obligations and agreements and fulfilled in all material respects all conditions contained in this Agreement to be performed or complied with by it on or before each Closing Date, to the extent that the performance of such obligations and agreements and the fulfillment of such conditions relate to a

Cellular Interest to be transferred on such Closing Date. TDS shall not be in breach, in any material respect, of any of its covenants contained in this Agreement, to the extent that the compliance with such covenants relate to a Cellular Interest to be transferred on such Closing Date.

         8.3 Resolutions. TDS shall have delivered to USCC copies of the resolutions of its Board of Directors, authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified as true and correct on each Closing Date by its Secretary or an Assistant Secretary.

         8.4 Officers' Certificate. TDS shall have delivered to USCC a certificate dated on and as of each Closing Date and signed by its Chief Executive Officer to the effect that (a) TDS has performed, in all material respects, all of its obligations and agreements and fulfilled in all material respects all of the conditions to USCC's obligations contained in this Agreement to be performed or complied with on or before such Closing Date, to the extent that the performance of such obligations and agreements and the fulfillment of such conditions relate to the Cellular Interests to be transferred on such Closing Date; (b) TDS is not in breach, in any material respect, of any of its covenants contained in this Agreement, to the extent that the compliance with such covenants relate to the Cellular Interests to be transferred on such Closing Date; and (c) the representations and warranties of TDS contained in this Agreement were true and correct in all material respects on and as of the date of this Agreement and are true and correct in all material respects as of such Closing Date, with the same force and effect as though made on and as of such Closing Date.

         8.5 Legal Opinions. TDS shall have delivered to USCC an opinion of its counsel dated on and as of each Closing Date substantially in the form attached hereto as Schedule 8.5(a-1), with the related opinion from Nyemaster, Goode, McLaughlin, Voigts, West, Hansell & O'Brien, in the form attached hereto as
Schedule 8.5 (a-2). Koteen & Naftalin, FCC counsel to TDS and USCC, shall have delivered to TDS and USCC an opinion dated on and as of each Closing Date substantially in the form attached hereto as Schedule 8.5(b).


                                   ARTICLE IX

                         RECIPROCAL CONDITIONS PRECEDENT

         The obligations of each of TDS and USCC under this Agreement are subject to and shall be conditioned upon the satisfaction, or waiver (in whole or in part) in writing by each, of each of the following conditions prior to each Closing Date.

         9.1 Governmental and Other Approvals. TDS, each Controlled RSA Entity, each Cellular Company, each TDS subsidiary which owns an interest in any Minority MSA Entity or Minority RSA Entity, and USCC and its subsidiaries shall have made all filings with, given all notices to and obtained all necessary consents, authorizations and approvals from all governmental and regulatory bodies and agencies and from its partners which are required to consummate the portion of the Transfer to be consummated on such Closing Date and all time for appeal, rehearing or reconsideration thereof shall have expired.

         9.2 No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order of any court of competent jurisdiction preventing the consummation of the portion of the Transfer to be consummated on such Closing Date shall have been entered and not set aside or lifted (each party agreeing to use its reasonable best efforts, including appeals to higher courts, to have any such order or injunction set aside or lifted), and no action shall have been taken and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency or regulatory body that would prevent the consummation of the portion of the Transfer to be consummated on such Closing Date.


                                    ARTICLE X

                         TERMINATION AND INDEMNIFICATION

         10.1 Termination. Notwithstanding anything herein to the contrary, this Agreement may be terminated and the Transfer abandoned with respect to any Cellular Interest as to which no Closing has occurred:

         (a) by mutual consent of the Board of Directors of TDS and of the Board of Directors of USCC upon the direction of the Special Committee;

         (b)      (i) on or after June 30, 1997, by the Board of
                  Directors of USCC upon the direction of the
                  Special Committee with respect to any Cellular
                  Interest not previously transferred in accordance
                  with this Agreement, (ii) on or after June 30,
                  1997, by the Board of Directors of TDS with
                  respect to any Cellular Interest not previously
                  transferred in accordance with this Agreement, or
                  (iii) by the Board of Directors of USCC upon the
                  direction  of  the  Special  Committee  or  by  the  Board  of
                  Directors of TDS with respect to any Cellular Interest not previously transferred in accordance with this Agreement, if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree or ruling, or taken any other action restraining, enjoining or otherwise prohibiting the Transfer, but only with respect to that portion of the Transfer restrained, enjoined or prohibited, and such order, decree, ruling or other action shall have become final and nonappealable; provided, that, in each of (i) and (ii), the right to terminate this Agreement shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of the failure of any Cellular Interest to be transferred in accordance with this Agreement on or before such date;

         (c)      by the Board of Directors of TDS if:

                  (i) a material condition to the performance of TDS under this Agreement or a material covenant of USCC contained in this Agreement shall not be fulfilled on or before June 30, 1997, or on such earlier date specified for the fulfillment of such covenant or condition; or

                  (ii) a material default or breach of this Agreement shall be made by USCC; provided, that TDS has not caused USCC to fail to fulfill such covenant or condition or to make such default or breach; or

         (d) by the Board of Directors of USCC upon the direction of the Special Committee if:

                  (i) a material condition to the performance of USCC under this Agreement or a material covenant of TDS contained in this Agreement shall not be fulfilled on or before June 30, 1997, or on such earlier date specified for the fulfillment of such covenant or condition; or

                  (ii)     a material default or breach of this
                  Agreement shall be made by TDS.

         10.2 Written Notice. In order to terminate this Agreement in accordance with Section 10.1 hereof, the terminating party shall give written notice thereof to the other party hereto, specifying the grounds therefor.

         10.3 Effect of Termination. In the event of termination of this Agreement in accordance with Sections 10.1 and 10.2, this Agreement shall become void and have no further force or effect, and there shall be no liability on the part of either TDS or USCC (or their respective officers, directors, shareholders, agents or representatives), except to the extent set forth in
Section 10.4.

         10.4 Damages. In the event this Agreement is terminated in accordance with Subsection 10.1(c) or 10.1(d), then TDS or USCC, as the case may be, shall be entitled to seek any and all legal and equitable rights and remedies available to them as a result of such failure of performance, default or breach without limitation by this Article X or otherwise.

         10.5 Termination Ineffective as to Prior Transfers. Notwithstanding anything in this Article X to the contrary, in the event the parties have elected to effect the Transfer with respect to some but not all of the Cellular Interests, then any termination of this Agreement pursuant to the provisions of this Article X shall be effective only with respect to any Cellular Interest that has not been transferred to USCC.

         10.6 Indemnification. (a) Subject to the provisions of Section 11.1 hereof, TDS agrees to indemnify and defend USCC, and any person who is or was an officer, director, employee, or agent of USCC, from and against any loss, cost, liability, or expense (including, but not limited to, costs and expenses of litigation and, to the extent permitted by law, attorneys' fees) incurred by USCC or such other person by reason of the incorrectness or breach of any of the representations, warranties, covenants, or agreements of TDS contained in this Agreement or given on any Closing Date.

         (b) Subject to the provisions of Section 11.1 hereof, USCC agrees to indemnify and defend TDS, and any person who is or was an officer, director, employee, or agent of TDS, from and against any loss, cost, liability, or expense (including but not limited to costs and expenses of litigation and, to the extent permitted by law, attorneys' fees) incurred by TDS or such other person by reason of the incorrectness or breach of any of the representations, warranties, covenants, or agreements of USCC contained in this Agreement or given on any Closing Date.

         (c) Each party indemnified under Subsection (a) or (b) above shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in such subsections, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of such action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. If the indemnifying party does not assume the defense thereof, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto. If any settlement of any claim is effected by the indemnified party prior to the commencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action hereunder, the indemnified party shall continue to be entitled to participate in the defense thereof even if the indemnifying party has assumed the defense thereof, but the indemnifying party shall not be required to reimburse the indemnified party for the costs of such participation.

         (d) Subject to the provisions of Section 11.1, TDS shall indemnify USCC for and against any tax liability incurred by USCC in connection with the disposition of the partnership interests owned by Metroplex Olympia Cellular Corp., in the Olympia Cellular Limited Partnership, and the 14.286% partnership interest owned by WCC in the CO3 Partnership.


                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Non-survival of Representations and Warranties. (a) The representations and warranties of the parties, insofar as they apply to each Cellular Interest transferred pursuant to the provisions of this Agreement, shall survive for a period of two years from the Closing Date on which such interest is transferred, and the parties hereto shall thereafter have no continuing obligations or liabilities with respect thereto, except that TDS's representations contained in Subsections 5.1(b), 5.1(e)(i) and 5.1(n) and USCC's representations contained in Subsection 5.2(b) shall survive and shall not terminate. The provisions of this Subsection shall apply notwithstanding any investigation made by either party with respect to this Agreement or the Transfer.

         (b) Upon termination of this Agreement pursuant to the provisions of Subsection 10.1(a) or 10.1(b), the representations, warranties, covenants and agreements of the parties shall terminate as to the portion of the Transfer not closed prior to such termination (except for the agreement as to confidentiality contained in Section 6.3, and the agreement as to expenses contained in Section 11.2, both of which shall survive), and the parties hereto shall have no continuing obligations or liabilities with respect thereto as to that portion of the Transfer not closed prior to such termination.

         (c) If either TDS or USCC shall have the right to terminate this Agreement pursuant to the provisions of Subsection 10.1(c) or 10.1(d), then the party which does not have the right to terminate this Agreement will use its reasonable best efforts to cure the condition giving rise to such right. If such party is unable to cure within 30 days after written notice of the condition giving rise to such right was given by the other party, the party giving such notice (i) may exercise its right under Subsection 10.1(c) or 10.1(d) to terminate this Agreement, (ii) may waive such right and proceed to consummate this Agreement and the transactions contemplated hereby, or (iii) may terminate this Agreement and take such action as is otherwise permitted by law. In the event this Agreement is so terminated and abandoned, in whole or in part, the representations, warranties, covenants and agreements of the parties shall terminate with respect to that portion of the Agreement not yet closed (except for the agreement as to confidentiality described in Section 6.3, the agreement as to damages described in Section 10.4 and the agreement as to expenses described in Section 11.2, all of which shall survive), and the parties hereto shall have no continuing obligations or liabilities with respect thereto, except as set forth in this Subsection 11.1(c) and except to the extent that such termination results from the willful breach by any party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         11.2 Expenses. Each party shall be responsible for the payment of all of the expenses incurred by it in connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby.

         11.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly delivered when delivered personally or mailed by certified or registered mail, postage prepaid, addressed as follows:

         If to USCC, to:

                  United States Cellular Corporation
                  8410 West Bryn Mawr Avenue
                  Suite 700
                  Chicago, Illinois  60631-3486
                  Attention:  Mr. H. Donald Nelson
                                      President

         with copies to:

                  Mr. Paul-Henri Denuit
                  Special Committee of Board of Directors of
                  United States Cellular Corporation
                  Coditel Brabant S.A.
                  Rue des Deux Eglises 26
                  1040 Brussels, Belgium

         and

                  Mr. Allan Z. Loren
                  Special Committee of Board of Directors of
                  United States Cellular Corporation
                  c/o American Express Travel Related
                  Service Company, Inc.
                  World Wide Communications
                  American Express Tower
                  Three World Financial Center
                  200 Vesey Street
                  New York, New York  10285-3130

         and

                  Squire, Sanders & Dempsey
                  520 Madison Avenue
                  32nd Floor
                  New York, New York  10022
                  Attention: Alan N. Waxman, Esq.

         If to TDS, to:

                  Telephone and Data Systems, Inc.
                  30 North LaSalle Street
                  Suite 4000
                  Chicago, Illinois  60602-3415
                  Attention:  Mr. LeRoy T. Carlson, Jr.
                              President

         with a copy to:

                  Sidley & Austin
                  One First National Plaza
                  Suite 4200
                  Chicago, Illinois  60603
                  Attention:  Michael G. Hron, Esq.


         11.4 Parties in Interest. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors. Nothing in this Agreement is intended to confer any right or remedy, expressly or by implication, upon any person who is not a party hereto.

         11.5 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Illinois.

         11.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

         11.7 Brokers; Investment Banking Fees. Each of TDS and USCC hereby represents that no broker or finder is entitled to any commission or finder's fee in connection with any transaction contemplated hereby. USCC has agreed to pay a fee to Lazard Freres & Co., LLC, and TDS has agreed to pay a fee to Duff & Phelps Capital Markets Co., for services rendered in connection with the negotiation of this Agreement and the transactions contemplated hereby.

         11.8 Headings. Each of the Article and Section headings herein are provided for convenience of reference only and do not constitute a part of this Agreement.

         11.9 Modifications, Amendments and Waivers. At any time prior to each Closing Date, the parties hereto may, by written agreement, (a) extend the time for the performance of any of the obligations of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant hereto, or (c) waive compliance with any of the covenants or agreements contained in this Agreement; provided, however, that any such action may be taken by USCC only at the direction of the Special Committee. At any time prior to each Closing Date, if authorized by their respective boards of directors, the parties hereto may, by written agreement, amend or supplement any of the provisions of this Agreement; provided, however, that any such action may be taken by USCC only at the direction of the Special Committee. Any written instrument or agreement referred to in this Section shall be validly and sufficiently authorized for the purposes of this Agreement if signed on behalf of each of the parties hereto by a person authorized to sign this Agreement.

         11.10 Prior Agreement. This Agreement sets forth the entire understanding of the parties with respect to the Cellular Interests, and supersedes all prior negotiations with respect thereto. In the event this Agreement is terminated, pursuant to Section 10.1, other than by TDS pursuant to Subsection 10.1(c), USCC's right of first negotiation with respect to any Cellular Interests not transferred pursuant to the provisions hereof shall continue to be subject to all applicable provisions of the Exchange Agreement. Any cellular interest which TDS proposed to transfer to USCC in its letter dated January 9, 1996, but which is not included in this Agreement is intended to be and shall remain subject to USCC's right of first negotiation under the terms of the Exchange Agreement.

         11.11 Assignability. This Agreement shall not be assignable by either of the parties hereto without the prior written consent of the other party.

                                    * * * * *

         IN WITNESS WHEREOF, TDS and USCC have caused this Agreement to be executed by their duly authorized officers, respectively, as of the date first above written.

                        TELEPHONE AND DATA SYSTEMS, INC.



                                            By:    /s/ LeRoy T. Carlson
                                               Name:   LeRoy T. Carlson
                                               Title:  Chairman


                                            UNITED STATES CELLULAR CORPORATION



                                            By:    /s/ H. Donald Nelson
                                               Name:   H. Donald Nelson
                                               Title:  President











             Signature Page of Cellular Interest Transfer Agreement
                           dated as of June 20, 1996.

                                                                Schedule 2.2
                               CATEGORY A MARKETS

I.   MINORITY MSA ENTITIES

                                TDS's Ownership               Assigned
  Market                           Percentage                   Value
- ----------------                ---------------            -------------
Olympia, WA, MSA                  4.2648% L.P.             $1,411,263.00

II.  CONTROLLED RSA ENTITIES

                                 TDS's Ownership              Assigned
  Market                            Percentage                  Value
- ----------------                 ---------------           --------------
Indiana RSA No. 4                 1.0000% G.P.
                                 27.5700% L.P.             $7,776,802.00

III. MINORITY RSA ENTITIES

                                  TDS's Ownership              Assigned
  Market                             Percentage                  Value
- -----------------                ----------------          ---------------
Colorado RSA No. 3                2.6000% L.P.             $1,378,792.00
Oregon RSA No. 2                 14.7790% L.P.                812,350.00
Washington RSA No. 7             14.7790% L.P.                310,387.00


                               CATEGORY B MARKETS

I.   CONTROLLED RSA ENTITIES

                                  TDS's Ownership              Assigned
  Market                            Percentage                  Value
- ------------------               ---------------           --------------
Arizona RSA No. 4                33.3400% G.P.             $7,502,880.00

II.  MINORITY MSA ENTITIES

                                  TDS's Ownership              Assigned
  Market                            Percentage                  Value
- ------------------               ----------------           --------------
Duluth, MN, MSA                  19.8750% L.P.              $6,862,856.00
Redding, CA, MSA                  2.9000% L.P.                 731,808.00
St. Cloud, MN, MSA               14.2857% L.P.               5,322,768.00
Tucson, AZ, MSA                  29.3600% L.P.              50,496,600.00

III.  MINORITY RSA ENTITIES

                                 TDS's Ownership               Assigned
  Market                           Percentage                    Value
- -------------------              ----------------           ---------------
Arizona RSA No. 2                19.4500% G.P.
                                  1.8500% L.P.              $9,700,064.00
Arizona RSA No. 5                22.2525% G.P.               7,502,682.00
Minnesota RSA No. 7              24.9999% G.P.               3,756,808.00
Ohio RSA No. 2-B1                10.8430% L.P.               3,898,638.00
Ohio RSA No. 5                    8.7500% L.P.               2,717,880.00

TOTAL:                                                    $110,182,578.00

                                                                  Schedule 4.2


                      ASSIGNED VALUES OF CELLULAR INTERESTS
                                       IN
                               CATEGORY B MARKETS



                       1995          TDS's                   Value
                    Donnelley      Ownership    Equivalent    Per      Assigned
Market                Pops        Percentage      Pops        Pop       Value
- ------              ---------     ----------    ----------   -----     -------

Duluth, MN, MSA     241,467        19.8750%       47,992      $143   $6,862,856

Redding, CA, MSA    163,845         2.9000%        4,752       154      731,808

St. Cloud, MN, MSA  211,700        14.2857%       30,243       176    5,322,768

Tucson, AZ, MSA     744,550        29.3600%      218,600       231   50,496,600

Arizona RSA No. 2   243,529        21.3000%       51,872       187    9,700,064

Arizona RSA No. 4   146,130        33.3400%       48,720       154    7,502,880

Arizona RSA No. 5   174,694        22.2525%       38,874       193    7,502,682

Minnesota RSA No. 7 170,763        24.9999%       42,691        88    3,756,808

Ohio RSA No. 2-B1   260,547        10.8430%       28,251       138    3,898,638

Ohio RSA No. 5      235,310         8.7500%       20,590       132    2,717,880
                                                                    -----------

TOTAL:                                                              $94,815,464

                                                               Schedule 5.1(g)


                     CONTINGENT LIABILITIES AS DESCRIBED IN
                                 SECTION 5.1(g)




                  Short-term note payable by Western Colorado Cellular, Inc., in favor of United States Cellular Corporation, the outstanding balance of which is $1,069,342.00 as of May 1, 1996.

                                                               Schedule 5.1(h)


                         INVESTIGATION AND LITIGATION AS
                                  DESCRIBED IN
                                 SECTION 5.1(h)




                  The manager of the Cellular Systems for the Licensees of Olympia, Washington, MSA, Colorado RSA No. 3, Arizona RSA No. 4, Duluth, Minnesota, MSA, Tucson, Arizona, MSA, Arizona RSA No. 2 and Arizona RSA No. 5 has received a notice from the Internal Revenue Service (the "IRS") to the effect that commissions paid to agents for enrolling new customers for cellular telephone service are required to be capitalized. A copy of such notice has been provided by TDS to USCC. Such notice indicates that the Cellular Telephone Industry has requested an IRS Revenue Ruling clarifying the deductibility of certain sales commission expenses and that the Revenue
                  Ruling is under consideration by the IRS. Other of the Licensees may be similarly affected.

                                                              Schedule 5.1(j)

                                IDENTIFICATION OF
                             FINANCIAL STATEMENTS OF
                                  EACH LICENSEE


                  Lazard, Freres & Co., LLC, has reviewed the Balance Sheet, the Income Statement and Cash Flow Statement as of December 31, 1995, for the licensees of each of the following markets:



                                 Duluth, MN, MSA
                                Olympia, WA, MSA
                               St. Cloud, MN, MSA
                                 Tucson, AZ, MSA

                                Arizona RSA No. 2
                                Arizona RSA No. 4
                                Arizona RSA No. 5
                               Colorado RSA No. 3
                                Indiana RSA No. 4
                               Minnesota RSA No. 7
                                Ohio RSA No. 2-B1
                                 Ohio RSA No. 5
                                Oregon RSA No. 2
                              Washington RSA No. 7





                  Lazard, Freres & Co., LLC, has reviewed the Balance Sheet, the Income Statement and Cash Flow Statement as of December 31, 1994, for the licensee of the following market:



                                Redding, CA, MSA

                                                                 Schedule 6.4

                       LIABILITIES OF TDS AS DESCRIBED IN
                                   SECTION 6.4




                  Contingent liabilities associated with the ownership of a general partnership interest by Camden Cellular Telephone Company, Inc., in Indiana RSA No. 4 Limited Partnership.

                  Contingent liabilities associated with the ownership of a general partnership interest by Arvig Telecom, Inc., in Cellular Mobile Systems of St. Cloud.

                  Contingent liabilities associated with the ownership of the respective general partnership interests by Aztel, Inc., in Coconino, Arizona RSA Limited Partnership (Arizona RSA No.
                  2), Yuma, Arizona RSA Limited Partnership (Arizona RSA No.
                  4), and Gila River Cellular General Partnership (Arizona RSA No. 5).

                  Contingent liabilities associated with the ownership of the respective general partnership interests by Mid-State Telephone Company, Danube Communications, Inc., and Winsted Telephone Company in Cellular 7 Partnership (Minnesota RSA
                  No. 7).

                                                             Schedule 8.5(a-1)


                   FORM OF OPINION OF SIDLEY & AUSTIN PURSUANT
                              TO SECTION 8.5 OF THE
                      CELLULAR INTEREST TRANSFER AGREEMENT


                                __________, 1996


United States Cellular Corporation
8410 West Bryn Mawr Avenue
Suite 700
Chicago, Illinois 60631

and

Telephone and Data Systems, Inc.
30 North LaSalle St., Suite 4000
Chicago, Illinois 60602

Gentlemen:

         We are counsel to Telephone and Data Systems, Inc. ("TDS"), an Iowa corporation. We have been requested by TDS to render this opinion in connection with that certain Cellular Interest Transfer Agreement dated as of ________ __, 1996 (the "Agreement"), by and between TDS and United States Cellular Corporation, a Delaware corporation ("USCC"), relating to the assignment, transfer and delivery by TDS of all of its right, title and interest in and to the Cellular Interests referred to in the Agreement to USCC in accordance with the terms and conditions of the Agreement. Unless the context otherwise requires, all terms used herein shall have the same meaning as defined in the Agreement.

         In our capacity as counsel to TDS, we have examined originals or copies, certified or otherwise identified to our satisfaction by public officials or officers of TDS as authentic copies of originals, of the Agreement and such other documents as in our judgment were necessary to enable us to render the opinion expressed below.

      In our review and examination of all such documents, we have assumed the genuineness of all signatures, the authenticity of all documents and records submitted to us as originals, the legal capacity of all natural persons, and the conformity with the originals of any documents and records submitted to us as copies. To the extent we deemed appropriate, we have relied upon certificates of public officials and corporate officers of TDS as to certain factual matters.

     Based upon the foregoing and our investigation of such matters of law as we have considered advisable, subject to the exceptions, qualifications and limitations set forth hereafter, we are of the opinion that:

         1. TDS is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa.

         2. TDS has full corporate power and authority to own its properties and to carry on its business as it is now being conducted, is duly qualified to do business and is in good standing in all jurisdictions in which it is required to be so qualified, except where the failure to so qualify would not be material, and has received all necessary authorizations, consents and approvals of governmental authorities material to the ownership of its properties and to the conduct of its business other than such which, if not received, would not be material.

         3. TDS has full corporate power and authority to enter into and carry out the terms of the Agreement.

         4. The execution and delivery of the Agreement do not and, subject to any requisite governmental orders, consents or approvals, the consummation of the transactions contemplated thereby will not, violate any provision of the articles of incorporation or by-laws of TDS, in each case as amended, and will not violate any provision of, result in the breach or acceleration of or default under, or require any consent or approval of a third party under any material mortgage, indenture, security agreement, lease, contract, instrument, order, arbitration award, judgment or decree to which TDS is a party or by which TDS is bound.

         5. Neither the execution and delivery of the Agreement nor the consummation of the transactions contemplated thereby will, subject to any requisite governmental orders, consents or approvals, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, or to the loss of a material benefit under (i) any provision of any License, (ii) any agreement establishing any Partnership, or the charter or by-laws of any Cellular Company, (iii) any mortgage, indenture, lease or other agreement or instrument to which TDS or any Controlled RSA Entity is a party, or
(iv) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to TDS or to any Controlled RSA Entity or its property other than any such conflict, violation, default, right of termination, cancellation, acceleration or loss that would not have a material adverse effect on such Controlled RSA Entity.

         6. With respect to each Cellular Interest, which is also a General Partnership Interest, being transferred to USCC, as of the date hereof, (A) TDS owns each such General Partnership Interest free and clear of any lien, security interest, charge, option or encumbrance other than restrictions on transfers to non-affiliates pursuant to the terms of the respective Partnership Agreements;
(B) each such Partnership, which is also a Controlled RSA Entity, is duly established under the laws of the jurisdiction of its establishment and is duly qualified to do business in all jurisdictions in which the failure to so qualify would be material, and has full partnership power and authority to own its properties and carry on its business as it is now being conducted; and (C) to the best of our knowledge, having made no inquiry other than of responsible officers of TDS, there is no outstanding option, convertible security or other right providing for the issuance or delivery of any Partnership Interest or other security or equity interest of any such partnership.

         7. With respect to each Cellular Interest, which is also a Limited Partnership Interest, being transferred to USCC, as of the date hereof, (A) TDS owns each such Limited Partnership Interest free and clear of any lien, security interest, charge, option or encumbrance; (B) to the best of our knowledge, each partnership is duly established under the laws of the jurisdiction of its establishment and is duly qualified to do business in all jurisdictions in which the failure to so qualify would be material, and has full partnership power and authority to own its properties and carry on its business as it is now being conducted; and (C) to the best of our knowledge, having made no inquiry other than of responsible officers of TDS, there is no outstanding option, convertible security or other right providing for the issuance or delivery of any
Partnership   Interest  or  other  security  or  equity  interest  of  any  such
Partnership.

         8. With respect to each Cellular Interest, which involves shares of Cellular Subsidiary Stock, as of the date hereof, (A) TDS owns such shares free and clear of any lien, security interest, charge, option or encumbrance; (B) with respect to each of the Cellular Companies, (i) all of the issued and outstanding shares of capital stock of each such Company are duly authorized, validly issued, fully paid and nonassessable, (ii) each such Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing in all jurisdictions in which the failure to so qualify would be material, and has full corporate power and authority to own its properties and to carry on its business as it is now being conducted, and (C) to the best of our knowledge, having made no inquiry other than of responsible officers of TDS, there is no outstanding option, warrant, convertible security, subscription or other right providing for the issuance or delivery of any shares of capital stock or other security or equity interest of any such Company.

         9. The Board of Directors of TDS has duly authorized the Agreement and the transactions contemplated thereby. The Agreement has been duly executed and delivered by TDS and constitutes the valid and binding obligation of TDS, enforceable against TDS in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

         10. With respect to each Controlled RSA Entity being transferred to USCC as of the date hereof, to the best of our knowledge, having made no inquiry other than of responsible officers of TDS (i) there is no material investigation or review by any governmental entity pending or threatened, with respect to any Controlled RSA Entity, including without limitation, any investigation or review relating to hazardous substances, pollution or the environment, nor has any governmental entity indicated in writing to TDS or any such entity an intention to conduct any such investigation or review; and (ii) there is no action, suit or proceeding pending or threatened against or affecting any Controlled RSA Entity at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, including without limitation, actions, suits or proceedings relating to hazardous substances, pollution or the environment which, if adversely determined, would have a material adverse effect on any such Controlled RSA Entity.

         11. The instruments of assignment, transfer and conveyance executed and delivered by TDS to USCC in connection with the Cellular Interests being transferred to USCC as of the date hereof are sufficient to transfer all of TDS's right, title and interest in and to such interests to USCC or its designee, all free and clear of any lien, security interest, charge, option or encumbrance.

                  Any opinion or statement herein which is expressed to be "to our knowledge" or is otherwise qualified by words of like import means that the lawyers currently practicing law with this Firm who have had an active involvement in representing TDS or USCC have no current conscious awareness of any facts or information contrary to such opinion or statement. Except as otherwise expressly stated in this letter, no independent investigation with respect to such facts or information has been undertaken by or on behalf of such lawyers. Moreover, such facts and information do not include matters which may have come to the attention of one or more of the partners of this Firm identified in the second paragraph below as a result of their acting in the capacities therein described but in which they did not provide legal services on behalf of this Firm.

                  Except as expressly stated in the next sentence, this opinion is limited to the laws of the State of Illinois, the General Corporation Law of the State of Delaware, the Uniform Partnership Act, the Uniform Limited Partnership Act, and the federal securities laws of the United States of America. Insofar as the opinions expressed in paragraphs 1, 2, 3 and 4 above relate to matters governed by the laws of the State of Iowa, we have not made an independent examination of such laws, but have relied exclusively, with your consent, as to such laws, upon the attached opinion of Nyemaster, Goode, McLaughlin, Voigts, West, Hansell & O'Brien, P.C., of Des Moines, Iowa, subject to all the qualifications, exceptions and limitations stated therein.

                  TDS is controlled by a voting trust. Walter C.D. Carlson, a trustee and a beneficiary of such voting trust and a director of TDS and United States Cellular Corporation, a Delaware corporation and an affiliate of TDS ("USCC"), Michael G. Hron, the Secretary of TDS and certain of its subsidiaries, William S. DeCarlo, the Assistant Secretary of TDS and certain of its subsidiaries, Stephen P. Fitzell, the Secretary of USCC and certain of its subsidiaries, and Sherry S. Treston, the Assistant Secretary of USCC and certain of its subsidiaries, are partners of this Firm.

                  This opinion is being delivered solely for your benefit in connection with the above-described transaction; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior consent. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinions expressed above, including any changes in applicable law which may hereafter occur.

                                            Very truly yours,



Re:  Cellular Interest
     Transfer
     Agreement dated
     June ___, 1996.

                                                             Schedule 8.5(a-2)

                FORM OF OPINION OF NYEMASTER, GOODE, McLAUGHLIN,
                         VOIGTS, WEST, HANSELL & O'BRIEN
                       PURSUANT TO SECTION 8.5(a-2) OF THE
                      CELLULAR INTEREST TRANSFER AGREEMENT

                                  _______, 1996

Sidley & Austin
One First National Plaza
Chicago, Illinois 60603

                  Re:  Telephone and Data Systems, Inc.
                       USCC Cellular Interest Transfer Agreement

Ladies and Gentlemen:

                  We have acted as special Iowa counsel to Telephone and Data Systems, Inc., an Iowa corporation ("TDS"), in connection with the Cellular Interest Transfer Agreement dated as of June __, 1996 (the "Agreement") by and between TDS and United States Cellular Corporation ("USCC") providing for the transfer by TDS to USCC of certain interests in entities holding licenses to construct and operate cellular systems in designated areas.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction by public officials or officers of TDS as authentic copies of originals, of the Agreement and such other records and documents as in our judgment were necessary to enable us to render the opinions expressed below. In our review and examination of all such records and documents, we have assumed with your agreement (i) the genuineness of all signatures, (ii) the authenticity of all records and documents submitted to us as originals, (iii) the conformity with the originals of all records and documents submitted to us as copies, (iv) the Agreement has been duly authorized by the parties thereto other than TDS, (v) the Agreement has been duly executed and delivered by the parties thereto, and (vi) the Agreement constitutes the binding and enforceable obligations of the parties thereto (except to the extent that the binding effect on and enforceability against TDS is dependent upon matters specifically stated in the numbered paragraphs below).

                  Based on the foregoing and our investigation of such matters of law as we have considered advisable, and subject to the exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that:

         1. TDS is a corporation duly organized and validly existing under the laws of the State of Iowa, and has corporate power and authority to: (i) own its properties and carry on its business as it is now being conducted; and (ii) enter into and perform the terms of the Agreement.

         2. The Board of Directors of TDS has duly authorized the Agreement and the transactions contemplated thereby.

         3. The execution and delivery of the Agreement do not and, subject to any requisite governmental orders, consents or approvals, the consummation of the transactions contemplated thereby will not, violate any provision of the Articles of Incorporation or Bylaws of TDS, in each case as amended.

                  For purposes of rendering the foregoing opinions, with your agreement we have relied, as to various questions of fact material to such opinions, upon the representations made in the Agreement and upon certificates of officers of TDS. In rendering our opinion in paragraph 1 above as to the valid existence of TDS, we have relied solely upon a Certificate of Existence issued by the Iowa Secretary of State on _____ _, 1996, a copy of which is attached hereto. In rendering our opinion in paragraph 1 above as to the due organization of TDS, we have assumed, with your agreement, that the Bylaws referred to in the resolutions adopted by the Board of Directors of TDS as of January 1, 1969, were in fact filed with the Secretary of TDS as stated therein and were in conformance with Iowa law. In rendering our opinion in paragraph 2 above as to the due authorization of the Agreement, we have assumed, with your agreement, that no director of TDS, who is not also a director or officer of USCC, has a "material financial interest" in USCC for purposes of Section 831(2)(a) of the Iowa Business Corporation Act.

                  We are admitted to the Bar of the State of Iowa, and express no opinion herein as to the laws of any other jurisdiction, including the laws of the United States of America. Except as expressly set forth herein, we express no opinion in connection with the transactions contemplated by the Agreement.

                  This opinion is being delivered solely for the benefit of the persons to whom it is addressed; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent. Sidley & Austin may quote from this opinion in its discretion or delivery a copy hereof in connection with opinions that it may be requested or required to give on behalf of TDS in connection with the Agreement.

                                           Very truly yours,

                                           NYEMASTER, GOODE, McLAUGHLIN,
                                           VOIGTS, WEST, HANSELL & O'BRIEN,
                                           P.C.

                                           By:________________________________
                                              Mark C. Dickinson

                                                              Schedule 8.5(b)


                      FORM OF OPINION OF KOTEEN & NAFTALIN
                         PURSUANT TO SECTION 8.5 OF THE
                      CELLULAR INTEREST TRANSFER AGREEMENT


                               ____________, 1996


United States Cellular Corporation
8410 West Bryn Mawr, Suite 700
Chicago, Illinois  60631

         and

Telephone and Data Systems, Inc.
30 North LaSalle Street, Suite 4000
Chicago, Illinois  60602

Gentlemen:

         We have acted as Federal Communications Commission ("FCC") counsel to Telephone and Data Systems, Inc. ("TDS") and United States Cellular Corporation ("USCC"), in connection with that certain Cellular Interest Transfer Agreement dated as of ________ __, 1996 (the "Agreement"), by and between TDS and USCC relating to the assignment, transfer and delivery by TDS of all of its right, title and interest in and to the Cellular Interests referred to in the Agreement to USCC in accordance with the terms and conditions of the Agreement. Unless the context otherwise requires, all terms used herein shall have the same meaning as defined in the Agreement.

         In our capacity as FCC counsel to TDS and USCC, we have examined originals or copies, certified or otherwise identified to our satisfaction by public officials or officers of TDS and USCC as authentic copies of originals, of the Agreement and such other documents as in our judgment were necessary to enable us to render the opinion expressed below.

         Based upon the foregoing and our investigation of such matters of law as we have considered advisable, subject to the exceptions, qualifications and limitations set forth hereafter, we are of the opinion that:

         With respect to the Cellular Interests being transferred to USCC as of the date hereof, no consent, approval, authorization or order of the FCC not obtained and in effect as of the date hereof is required with respect to such transfer.

         In rendering the foregoing opinion, we have, with your approval, assumed that the signatures on all documents reviewed by us and not executed in our presence are genuine, that all documents submitted to us as originals are authentic, that all documents submitted to us as reproduced or certified copies conform to the original documents, that statements made to us by TDS and USCC are true, complete and correct, that any reviews and searches of public records obtained by us are true, complete and correct, and that the Agreement is a valid and binding obligation of TDS and USCC, enforceable against TDS and USCC in accordance with its terms. We have assumed the legal capacity of individuals and that all corporate records of TDS and USCC provided to us by TDS and USCC are accurate and complete. We have also assumed that the representations and warranties and recitals of fact set forth in the documents referred to in this letter are true, complete and correct on the date hereof. We have not independently investigated or verified the accuracy or reasonableness of any assumption made by us in this letter.

         This letter is rendered solely for your benefit and may not be relied upon by any other party.

                                               Very truly yours,

                                                         EXHIBIT A



                        DESCRIPTION OF CELLULAR INTERESTS
                                    OWNED BY
                        TELEPHONE AND DATA SYSTEMS, INC.
                                  TO BE SOLD TO
                       UNITED STATES CELLULAR CORPORATION


                  The following is a description of the Cellular Interests proposed to be transferred by Telephone and Data Systems, Inc. ("TDS"), to United States Cellular Corporation or its designated subsidiary ("USCC"), in accordance with the terms and conditions set forth in that certain Cellular Interest Transfer Agreement by and between TDS and USCC, dated as of June 20, 1996. Certain of these transfers will require the approval, consent or order of the Federal Communications Commission ("FCC") and/or the appropriate state regulatory authority or public utilities commission ("PUC"). Unless otherwise specified herein, the shares of operating telephone companies are owned through TDS's wholly-owned subsidiary, TDS Telecommunications Corporation ("TDS Telecom").


                              CATEGORY A INTERESTS

I.       MINORITY MSA ENTITIES

A.       Olympia, Washington, MSA
         ------------------------
                  (See also Oregon RSA No. 2 and Washington RSA No. 7 discussion herein.)

         1.       Description of Ownership Interest

                   - Metroplex Communications Corporation ("MCC") owns 100% of Metroplex Olympia Cellular Corp. ("MOCC").

                  - MOCC owns a 9.2500% limited partnership interest in I-5 WN Mobilnet Limited Partnership ("I-5 Partnership"), a Washington limited partnership.

                  - MOCC also owns 11.0800% of I-5 Cellular, Inc. ("I-5, Inc.") , which owns a 15.4150% general partnership interest in I-5 Partnership.

                  - I-5 Partnership owns a 38.9200% limited partnership interest in Olympia Cellular Limited Partnership ("OCLP"), a Delaware limited partnership and the licensee for the Olympia, Washington, MSA FCC cellular wireline authorization.

                  In the aggregate, TDS indirectly owns a 4.2648% interest in OCLP.

         2.       Form of Transfer to USCC

                  In order to  effectuate  the  transfer of these  interests  to
                  USCC: (i) MCC shall transfer its shares of MOCC to TDS Telecom, via a dividend, (ii) TDS Telecom shall transfer such shares to TDS, via a dividend, and (iii) TDS shall thereafter transfer such shares to USCC. As a result, MOCC shall become a wholly-owned subsidiary of USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  None.

         5.       Regulatory Consents

                  None.

II.      CONTROLLED RSA ENTITIES

B.       Indiana RSA No. 4
         -----------------
         1.       Description of Ownership Interest

                  - TDS owns 100% of Camden Telephone Company, Inc. ("CTC") and 49% of Camden Cellular Telephone Company ("CCTC").

                  - TDS directly owns 13.7950% limited partnership interest in Indiana RSA No. 4 Limited Partnership ("IN4 LP"), an Indiana limited partnership and the licensee for the Indiana RSA
                  No. 4 FCC cellular wireline authorization

                  - CTC directly owns a 13.7750% limited partnership interest in IN4 LP, and 51% of CCTC.

                  -  CCTC owns a 1% general partnership interest in IN4 LP.

                  In the aggregate, TDS indirectly and directly owns a 28.5700% interest in IN4 LP.

         2.       Form of Transfer to USCC

                  In order to effectuate the transfer of these interests to USCC, (i) CTC shall transfer its 13.7750% limited partnership interest to TDS, via a dividend, (ii) CTC shall transfer its 51% interest in CCTC to TDS, via a dividend, (iii) CCTC shall transfer its general partnership interest to TDS, via a dividend, and (iv) TDS shall thereafter transfer such general and all of its limited partnership interests to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 12.1 of the partnership agreement of IN4 LP requires that a copy of the assignment transferring a general or limited partnership interest be delivered to the general partner by the transferring partner. Section 20.8 provides for the notice to be sent in writing, by registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  FCC consent is required.

III.     MINORITY RSA ENTITIES

A.       Colorado RSA No. 3
         ------------------
         1.       Description of Ownership Interest

                  - Delta County Tele-Comm., Inc. ("Delta") owns 14.2860% of Western Colorado Cellular, Inc. ("WCC").

                  - WCC owns a 51% general partnership interest in Western Colorado Cellular of Colorado Limited Partnership ("WCCCLP"), a Colorado limited partnership.

                  - WCCCLP owns a 36.5000% limited partnership interest in Colorado RSA No. 3 Limited Partnership ("CO3 LP"), a Delaware limited partnership and the licensee for the Colorado RSA No. 3 FCC cellular wireline authorization.

                  TDS indirectly owns a 2.6000% interest in CO3 LP.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) Delta shall transfer its shares of WCC to TDS Telecom, via a dividend, (ii) TDS Telecom shall transfer such shares to TDS, via a dividend, and (iii) TDS shall thereafter transfer such shares to USCC. As a result, WCC will become a wholly-owned subsidiary of USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  None, except in the case of affiliate transfers, which requires notice.

         5.       Regulatory Consents

                  None.

B.       Oregon RSA No. 2 and Washington RSA No. 7
         -----------------------------------------

                  (See also Olympia, Washington, MSA discussion herein.)

         1.       Description of Ownership Interest

                  - MCC owns 100% of Metroplex RSA-7 Cellular Communications Corp. ("MC-7").

                  - MC-7 owns a 14.7790% limited partnership interest in Oregon RSA No. 2 Limited Partnership ("OR2 LP"), an Oregon limited partnership and the licensee for the Oregon RSA No. 2 and Washington RSA No. 7 FCC cellular wireline authorizations.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) MC-7 will transfer its limited partnership interest to MCC, via a dividend, (ii) MCC shall transfer such interest to TDS

                  Telecom, via a dividend,  (ii) TDS Telecom shall transfer such
                  interest  to  TDS,  via  a  dividend,   and  (iii)  TDS  shall
                  thereafter transfer such interest to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 12.1 of the partnership agreement of OR2 LP requires that a copy of the assignment be delivered to general partner as well as an agreement by the acquiring partner adopting and agreeing to be bound by the provisions of the partnership agreement. Section 20.8 requires that notices be sent in writing, by registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  None.


                              CATEGORY B INTERESTS

I.       CONTROLLED RSA ENTITIES

A.       Arizona RSA No. 4
         -----------------
                  (See also Tucson, MSA and Arizona RSAs No. 2 and No. 5 discussions herein.)

         1.       Description of Ownership Interest

                  - Arizona Telephone Company ("Arizona - Tel") owns 100% of Aztel, Inc. ("Aztel").

                  - Aztel owns a 33.3400% general partnership interest in Yuma, Arizona RSA Limited Partnership ("YARLP"), an Arizona limited partnership and the licensee for the Arizona RSA No. 4 FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate the transfer of these interests to USCC, (i) Aztel shall transfer its limited partnership interest to Arizona-Tel, via a dividend, (ii) Arizona-Tel shall transfer such interest to TDS Telecom, via a dividend,
                  (iii) TDS Telecom shall transfer such interest to TDS, via a dividend, and (iv) TDS shall thereafter transfer such interest to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 20.8 of this partnership agreement of YARLP requires that notices be made in writing, registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  FCC and Arizona PUC consent are required.

II.      MINORITY MSA ENTITIES

A.       Duluth, Minnesota, MSA
         ----------------------
                  (See also St. Cloud, MSA discussion herein.)

         1.       Description of Ownership Interest

                  - Arvig Telecom, Inc. ("ATI") owns 100% of Arvig Telephone Company ("Arvig-Tel").

                  - Arvig-Tel owns a 19.8750% limited partnership interest in Duluth MSA Limited Partnership ("DMLP"), a Delaware limited partnership and the licensee for the Duluth, Minnesota, MSA FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) Arvig-Tel shall transfer its limited partnership interest to ATI, via a dividend, (ii) ATI shall transfer such interest to TDS Telecom, via a dividend, (iii) TDS Telecom shall thereafter transfer such interest to TDS, via a dividend, and
                  (iv) TDS shall transfer such interest to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 11.2 of the partnership agreement of DMLP requires that a copy of the assignment transferring a limited partnership interest be delivered to the general partner by the transferring partner. Section 19.7 requires notices to be sent in writing, by registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  None.

B.       Redding, California, MSA
         ------------------------
         1.       Description of Ownership Interest

                  - Happy Valley Telephone Company ("HVTC") owns a 2.9000% limited partnership interest in Redding MSA Limited Partnership ("RMLP"), a California limited partnership and the licensee for the Redding, California, MSA FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) HVTC shall transfer its limited partnership interest to TDS Telecom, via a dividend, (ii) TDS Telecom shall transfer such interest to TDS, via a dividend, and (iii) TDS shall thereafter transfer such interest to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 11.8 of the partnership agreement of RMLP requires that a copy of the assignment transferring a limited partnership interest be delivered to the general partner by the transferring partner. Section 19.8 provides for the notice to be sent in writing, by registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  None.

C.       St. Cloud, Minnesota, MSA
         --------------------------
                  (See also Duluth, MSA discussion herein.)

         1.       Description of Ownership Interest

                  - ATI owns a 14.2857% general partnership interest in Cellular Mobile Systems of St. Cloud ("CMS - St. Cloud"), a Minnesota general partnership and the licensee for the St. Cloud, Minnesota, MSA FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) ATI shall transfer its general partnership interest to TDS Telecom, via a dividend, (ii) TDS Telecom shall transfer such interest to TDS, via a dividend, and (iii) TDS shall thereafter transfer such interest to USCC.


         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 10.1 of the partnership agreement of CMS - St. Cloud requires that notices be sent in writing, by certified mail, return receipt requested, and postage prepaid.

         5.       Regulatory Consents

                  None.

D.       Tucson, Arizona, MSA
         --------------------
                  (See also Arizona RSA No. 2, No. 4 and No. 5 discussions herein.)

         1.       Description of Ownership Interest

                  - Arizona-Tel owns 100% of Aztel.

                  - Aztel owns a 29.3600% limited partnership interest in Tucell Limited Partnership ("TLP"), a Delaware limited partnership and the licensee for the Tucson, Arizona, MSA FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) Aztel shall transfer its limited partnership interest to Arizona-Tel, via a dividend, (ii) Arizona-Tel shall transfer such interest to TDS, via a dividend, (ii) TDS Telecom shall transfer such interest to TDS, via a dividend, and (iii) TDS shall thereafter transfer such interest to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 11.2 of the partnership agreement of TLP requires that a copy of the assignment transferring a limited partnership interest be delivered to the general partner by the transferring partner. Section 19.7 requires that notices be sent in writing, by registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  Arizona PUC consent is required.

III.     MINORITY RSA ENTITIES

A.       Arizona RSA No. 2
         -----------------
                  (See also Tucson, MSA and Arizona RSAs No. 4 and No. 5 discussions herein.)

         1.       Description of Ownership Interest

                  - Arizona-Tel owns 100% of Aztel.

                  - Aztel owns a 1.8500% limited partnership interest and a 19.4500% general partnership interest in Coconino, Arizona RSA Limited Partnership ("CARLP"), an Arizona limited partnership and the licensee for the Arizona RSA No. 2 FCC cellular wireline authorization.

                  In the aggregate, TDS indirectly owns a 21.3000% interest in CARLP.

         2.       Form of Transfer to USCC

                  In order to effectuate the transfer of these interests to USCC, (i) Aztel will transfer its partnership interests to Arizona-Tel, via a dividend, (ii) Arizona-Tel shall transfer such interests to TDS, via a dividend, (iii) TDS Telecom shall transfer such interests to TDS, via a dividend, and (iii) TDS shall thereafter transfer such interests to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 12.2 of the partnership agreement of CARLP requires that a copy of the assignment transferring a limited partnership interest be delivered to the general partner and that the person acquiring such interest adopts and agrees to be bound by the terms of the partnership agreement. Section
                  20.8 requires that notices be in writing, sent registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  FCC and Arizona PUC consent are required.

B.       Arizona RSA No. 5
         -----------------
                  (See also Tucson, MSA and Arizona RSAs No. 2 and No. 4 discussions herein.)

         1.       Description of Ownership Interest

                  - Arizona-Tel owns 100% of Aztel.

                  - Aztel owns a 22.2525% general partnership interest in Gila River Cellular General Partnership ("GRCGP"), an Arizona general partnership and the licensee for the Arizona RSA No. 5 FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) Aztel shall transfer its general partnership interest to Arizona-Tel, via a dividend, (ii) Arizona-Tel shall transfer such interest to TDS, via a dividend, (ii) TDS Telecom shall transfer such interest to TDS, via a dividend, and (iii) TDS shall thereafter transfer such interest to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 15.7 of the partnership agreement of GRGCP requires that notices be sent in writing, by registered or certified mail, postage prepaid, or via a nationally recognized express courier service providing proof of receipt and delivery, and "same day" or "next day" delivery, or by facsimile.

         5.       Regulatory Consents

                  Arizona PUC consent is required.

C.       Minnesota RSA No. 7
         -------------------
         1.       Description of Ownership Interest

                  - Danube Telephone Company Inc. ("DTC"), owns 100% of Danube Communications, Inc.("DCI").

                  - Each of DCI, Mid-State Telephone Company ("MTC") and Winsted Telephone Company ("WTC") owns an 8.3333% general partnership interest in Cellular 7 Partnership ("C7"), a Minnesota general partnership and the licensee for the Minnesota RSA No. 7 FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate the transfer of these interests to USCC, (i) DCI shall transfer its general partnership interest to DTC, via a dividend, (ii) each of DTC, MTC and WTC shall transfer its respective interest to TDS Telecom, via a dividend, (iii) TDS Telecom shall transfer each of these interests to TDS, via a dividend, and (iv) TDS shall thereafter transfer such interests to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 10.3 of the partnership agreement of C7 requires that notices be sent in writing via certified mail and return receipt requested, postage prepaid.

         5.       Regulatory Consents

                  None.

D.       Ohio RSA No. 2-B1
         -----------------
                  (See also Ohio RSA No. 5 discussion herein.)

         1.       Description of Ownership Interest

                  - Vanlue Telephone Company ("Vanlue") owns a 10.8430% limited partnership interest in Ohio RSA 2 Limited Partnership ("OH2 LP"), a Delaware limited partnership and the licensee for the Ohio RSA No. 2-B1 FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) Vanlue shall transfer its limited partnership interest to TDS Telecom, via a dividend, (ii) TDS Telecom shall transfer such interest to TDS, via a dividend, and (iii) TDS shall thereafter transfer such interest to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 11.2 of the partnership agreement of OH2 LP requires the transferring limited partner to deliver a copy of the assignment to the general partner, and the transferee to agree in writing to be bound by the provisions of the partnership agreement. Section 19.8 requires all notices to be in writing, sent via registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  None.

E.       Ohio RSA No. 5
         --------------
                  (See also Ohio RSA No. 2-B1 discussion herein.)

         1.       Description of Ownership Interest

                  - Vanlue owns an 8.7500% limited partnership interest in Ohio RSA 5 Limited Partnership ("OH5 LP"), a Delaware limited partnership and the licensee for the Ohio RSA No. 5 FCC cellular wireline authorization.

         2.       Form of Transfer to USCC

                  In order to effectuate  the transfer of this interest to USCC,
                  (i) Vanlue shall transfer its limited partnership interest to TDS Telecom, via a dividend, (ii) TDS Telecom shall transfer such interest to TDS, via a dividend and (iii) TDS shall thereafter transfer such interest to USCC.

         3.       Transfer Restrictions

                  None.

         4.       Notice Obligations

                  Section 11.2 of the partnership agreement of OH5 LP requires the transferring limited partner to deliver a copy of the assignment to the general partner and the transferee to agree in writing to be bound by the provisions of the partnership agreement. Section 19.8 requires all notices to be in writing sent via registered or certified mail, postage prepaid.

         5.       Regulatory Consents

                  None.